Exhibit 10.1

Execution Version

SECOND AMENDMENT

THIS SECOND AMENDMENT, dated as of April 11, 2017 (this “Agreement”), by and among the Lenders party hereto, ANTERO MIDSTREAM PARTNERS LP, a Delaware limited partnership (the “Borrower”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”).

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of November 10, 2014, by and among the Borrower, each lender (collectively, the “Lenders” and individually, a “Lender”) and L/C Issuer from time to time party thereto, and Wells Fargo Bank, National Association, as Administrative Agent, Swingline Lender and L/C Issuer (as amended by that certain First Amendment and Joinder Agreement, dated as of September 23, 2015, and as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used and not otherwise defined herein being used herein as therein defined); and

WHEREAS, the Borrower desires to make certain amendments to the Credit Agreement as further set forth herein.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.         Amendment of the Credit Agreement.

(a)           Section 1.01 of the Credit Agreement is hereby amended as follows:

(i)       By inserting the following defined terms:

“AMP GP” means Antero Midstream Partners GP LLC, a Delaware limited liability company.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Parent” means Antero Midstream GP LP, a Delaware limited partnership.

“Qualified IPO” means the issuance by the Parent of its Equity Interests in an underwritten primary public offering (other than a public offering pursuant to a registration statement on Form S-8) pursuant to an effective registration statement filed with the SEC in accordance with the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (whether alone or in connection with a secondary public offering).

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(ii)      by amending and restating the following definitions:

“Change of Control” means an event or series of events by which:

(a)           at any time prior to the consummation of a Qualified IPO, the General Partner shall fail to directly or indirectly own and control beneficially and of record (free and clear of all Liens other than non-consensual Liens of the type permitted to be on Equity Interests under Section 7.01; provided that, this exception shall not apply to any foreclosure with respect to such Liens) 100% of the general partner interests of the Borrower; or

(b)           the Borrower shall fail to directly own and control beneficially and of record (free and clear of all Liens other than Liens of the type permitted to be on Equity Interests under Section 7.01; provided that, this exception shall not apply to any foreclosure with respect to such Liens) 100% of the Equity Interests of Midstream Operating; or

(c)           at any time prior to the consummation of a Qualified IPO, (i) the Equity Investor shall fail to directly or indirectly own and control (free and clear of all Liens other than non-consensual Liens of the type permitted to be on Equity Interests under Section 7.01; provided that, this exception shall not apply to any foreclosure with respect to such Liens) greater than 50% of the Voting Stock of the General Partner or (ii) the Equity Investor shall fail to directly or indirectly own and control (free and clear of all Liens other than non-consensual

Liens of the type permitted to be on Equity Interests under Section 7.01; provided that, this exception shall not apply to any foreclosure with respect to such Liens) greater than 50% of the economic Equity Interests of the General Partner; or

(d)           at any time prior to the consummation of a Qualified IPO, during any period of 12 consecutive months, a majority of the members of the board of managers or other equivalent governing body of the General Partner cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body, (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body, or (iv) whose election or nomination to that board or other equivalent governing body was approved by the same Persons that had the power to designate, appoint or elect the individuals referred to in clauses (i) and (ii) above at the time such individuals were designated, appointed or elected; or

(e)           at any time upon or after the consummation of a Qualified IPO, AMP GP shall fail to directly own and control beneficially and of record (free and clear of all Liens other than non-consensual Liens of the type permitted to be on Equity Interests under Section 7.01; provided that, this exception shall not apply to any foreclosure with respect to such Liens) 100% of the general partner interests of the Borrower; or

(f)            at any time upon or after the consummation of a Qualified IPO, (i) the Parent shall fail to directly or indirectly own and control (free and clear of all Liens other than non-consensual Liens of the type permitted to be on Equity Interests under Section 7.01; provided that, this exception shall not apply to any foreclosure with respect to such Liens) greater than 50% of the Voting Stock of AMP GP or (ii) the Parent shall fail to directly or indirectly own and control (free and clear of all Liens other than non-consensual Liens of the type permitted to be on Equity Interests under Section 7.01; provided that, this exception shall not apply to any foreclosure with respect to such Liens) greater than 50% of the economic Equity Interests of AMP GP; or

(g)           at any time upon or after the consummation of a Qualified IPO, during any period of 12 consecutive months, a majority of the members of the board of managers or other equivalent governing body of AMP GP cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body, (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body, or (iv) whose election or nomination to that board or other equivalent governing body was approved by the same Persons that had the power to designate, appoint or elect the individuals referred to in clauses (i) and (ii) above at the time such individuals were designated, appointed or elected.

“Defaulting Lender” means, subject to Section 2.15(b), any Lender that, as determined by the Administrative Agent, (a) has failed to (i) fund any portion of the Loans, Swingline Loans or participations in L/C Obligations, within three Business Days of the date required to be funded by it hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, the Swingline Lender, any L/C Issuer, or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit) within three Business Days of the date due, (b) has notified the Borrower, the Administrative Agent or any Lender that it does not intend to comply with its funding obligations or has made a public statement to that effect with respect to its funding obligations hereunder (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied) or generally under other syndicated credit agreements in which it commits to extend credit, (c) has failed, within three Business Days after request by the Administrative Agent, to confirm in a manner satisfactory to the Administrative Agent that it will comply with its funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c)  upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or a custodian appointed for it, (iii) taken any action in furtherance of, or indicated its consent to, approval of or acquiescence in any such proceeding or appointment or (iv) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority.

(b)           Article X of the Credit Agreement is hereby amended by inserting a new Section 10.22 as follows:

10.22  Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)             the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)             the effects of any Bail-in Action on any such liability, including, if applicable:

(i)              a reduction in full or in part or cancellation of any such liability;

(ii)             a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)            the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

SECTION 2.         Confirmation of Loan Documents. The Borrower hereby confirms and ratifies all of its obligations under the Loan Documents to which it is a party, including its obligations and the Liens granted by it under the Collateral Documents to which it is a party and confirms that all references in such Collateral Documents to the “Credit Agreement” (or words of similar import) refer to the Credit Agreement as amended and supplemented hereby without impairing any such obligations or Liens in any respect.

SECTION 3.         Conditions to Effectiveness. The effectiveness of this Agreement is subject to the satisfaction or waiver of each of the following conditions (the date on which such conditions are satisfied or waived, the “Effective Date”):

(a)           The Administrative Agent shall have received a counterpart of this Agreement, executed and delivered by the Borrower and the Required Lenders.

(b)           The Borrower shall have paid all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced prior to or on the Effective Date.

SECTION 4.         Representations and Warranties of the Borrower. The Borrower hereby represents and warrants, as of the Effective Date, as follows:

(a)           Each of the representations and warranties contained in Article V of the Credit Agreement and in each of the other Loan Documents is true and correct in all material respects (except with respect to representations and warranties which are expressly qualified by materiality, which shall be true and correct in all respects) on and as of the Effective Date as if made on and as of such date except to the extent that such representations and warranties expressly specifically refer to an earlier date (in which case such representations and warranties are true and correct in all material respects as of such earlier date).

(b)           No Default or Event of Default exists, both before and after giving effect to this Agreement.

SECTION 5.         Effects on Loan Documents.

(a)           Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(b)           The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents.

(c)           The Borrower and the other parties hereto acknowledge and agree that this Agreement shall constitute a Loan Document.

SECTION 6.         Amendments; Execution in Counterparts.

(a)           This Agreement shall not constitute an amendment of any other provision of the Credit Agreement not referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Lenders or the Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

(b)           This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrower, the Administrative Agent and the Required Lenders. This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile or other electronic submission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 7.         GOVERNING LAW; WAIVER OF JURY TRIAL.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION AND IN SECTION 10.14 OF THE CREDIT AGREEMENT.

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first set forth above

ANTERO MIDSTREAM PARTNERS LP

By:	/s/ Alvyn A. Schopp
Name:	Alvyn A. Schopp
Title:	Chief Administrative Officer & Regional Senior Vice President

[Signature Page to Second Amendment (Antero)]

Consented to by:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By:	/s/ Suzanne Ridenhour
Name:	Suzanne Ridenhour
Title:	Director

[Signature Page to Second Amendment (Antero)]

Consented to by:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Suzanne Ridenhour
Name:	Suzanne Ridenhour
Title:	Director

[Signature Page to Second Amendment (Antero)]

Consented to by:

JPMORGAN CHASE BANK, N.A.
as a Lender

By:	/s/ David Morris
Name:	David Morris
Title:	Authorized Officer

[Signature Page to Second Amendment (Antero)]

Consented to by:

Credit Agricole Corporate and Investment Bank

as a Lender

By:	/s/ Michael Willis
Name:	Michael Willis
Title:	Managing Director

By:	/s/ Sharada Manne
Name:	Sharada Manne
Title:	Managing Director

[Signature Page to Second Amendment (Antero)]

Consented to by:

Citibank, N.A.
as a Lender

By:	/s/ Phil Ballard
Name:	Phil Ballard
Title:	Vice President

[Signature Page to Second Amendment (Antero)]

Consented to by:

BARCLAYS BANK PLC
as a Lender

By:	/s/ Jake Lam
Name:	Jake Lam
Title:	Assistant Vice President

[Signature Page to Second Amendment (Antero)]

Consented to by:

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Christopher Kuna
Name:	Christopher Kuna
Title:	Director

[Signature Page to Second Amendment (Antero)]

Consented to by:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Lender

By:	/s/ Stephen Warfel
Name:	Stephen Warfel
Title:	Managing Director

[Signature Page to Second Amendment (Antero)]

Consented to by:

BMO HARRIS BANK N.A.
as a Lender

By:	/s/ Kevin Utsey
Name:	Kevin Utsey
Title:	Director

[Signature Page to Second Amendment (Antero)]

Consented to by:

U.S. BANK NATIONAL ASSOCIATION
as a Lender

By:	/s/ John C. Lozano
Name:	John C. Lozano
Title:	Vice President

[Signature Page to Second Amendment (Antero)]

Consented to by:

Credit Suisse AG, Cayman Islands Branch
as a Lender

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Lea Baerlocher
Name:	Lea Baerlocher
Title:	Authorized Signatory

[Signature Page to Second Amendment (Antero)]

Consented to by:

The Bank of Nova Scotia

as a Lender

By:	/s/ Mark Sparrow
Name:	Mark Sparrow
Title:	Director

[Signature Page to Second Amendment (Antero)]

Consented to by:

Toronto Dominion (New York) LLC

as a Lender

By:	/s/ Annie Dorval
Name:	Annie Dorval
Title:	Authorized Signatory

[Signature Page to Second Amendment (Antero)]

Consented to by:

Canadian Imperial Bank of Commerce, New York Branch
as a Lender

By:	/s/ Daria Mahoney
Name:	Daria Mahoney
Title:	Authorized Signatory

By:	/s/ Trudy Nelson
Name:	Trudy Nelson
Title:	Authorized Signatory

[Signature Page to Second Amendment (Antero)]

Consented to by:

BNP Paribas
as a Lender

By:	/s/ Mark Renaud
Name:	Mark Renaud
Title:	Managing Director

By:	/s/ Joseph Onischuk
Name:	Joseph Onischuk
Title:	Managing Director

[Signature Page to Second Amendment (Antero)]

Consented to by:

DNB CAPITAL LLC
as a Lender

By:	/s/ Byron Cooley
Name:	Byron Cooley
Title:	Senior Vice President

By:	/s/ James Grubb
Name:	James Grubb
Title:	Vice President

[Signature Page to Second Amendment (Antero)]

Consented to by:

ABN AMRO CAPITAL USA LLC
as a Lender

By:	/s/ David Montgomery
Name:	David Montgomery
Title:	Executive Director

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

[Signature Page to Second Amendment (Antero)]

Consented to by:

Sumitomo Mitsui Banking Corporation
as a Lender

By:	/s/ James D. Weinstein
Name:	James D. Weinstein
Title:	Managing Director

[Signature Page to Second Amendment (Antero)]

Consented to by:

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Denise S. Davis
Name:	Denise S. Davis
Title:	Vice President

[Signature Page to Second Amendment (Antero)]

Consented to by:

BRANCH BANKING AND TRUST COMPANY
as a Lender

By:	/s/ Greg Krablin
Name:	Greg Krablin
Title:	Vice President

[Signature Page to Second Amendment (Antero)]

Consented to by:

Bank of America, N.A.
as a Lender

By:	/s/ Greg M. Hall
Name:	Greg M. Hall
Title:	Vice President

[Signature Page to Second Amendment (Antero)]